                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  February 12, 2001
              (Date of Earliest Event Reported:  January 29, 2001)

                         Commission File Number 1-11680

                                   ----------

                         EL PASO ENERGY PARTNERS, L.P.
             (Exact Name of Registrant as Specified in its Charter)

                Delaware                                       76-0396023
      (State of Other Jurisdiction                          (I.R.S. Employer
    of Incorporation or Organization)                      Identification No.)

                                El Paso Building
                             1001 Louisiana Street
                              Houston, Texas 77002
                    (Address of Principal Executive Offices)
                                   (Zip Code)

      Registrant's Telephone Number, Including Area Code:  (713) 420-2131

Item 2.  Acquisition or Disposition of Assets

         On January 29, 2001, we sold several of our offshore Gulf of Mexico assets to third parties. The assets sold included our interests in:

         o  The Tarpon system and Green Canyon pipeline assets; and

         o The Sailfish and Moray entities, which included our interests in the Manta Ray Offshore, Nautilus, and Nemo systems. Along with these systems we also sold all of our interests in one offshore platform and 50 percent of our interests in a second offshore platform.

         We received approximately $108.2 million in cash from these sales and used these proceeds to pay down our revolving credit facility. We realized losses of $11 million from these sales.

         In addition to our sales, Deepwater Holdings L.L.C., one of our investees, sold its Stingray system and its West Cameron dehydration facility. Deepwater received cash of approximately $50.3 million and used the proceeds to pay down its credit facility. Deepwater also entered into an agreement to sell its interest in the UTOS pipeline system for approximately $4.2 million to be completed upon receipt of all necessary approvals, including final approval by the Federal Trade Commission. The UTOS sale is expected to close in March or April of 2001. Our share of the loss realized by Deepwater on the sale of its assets, including its anticipated sale of UTOS, was approximately $11.7 million.

         These sales occurred as a result of a Federal Trade Commission order relating to El Paso Corporation's merger with The Coastal Corporation. El Paso Corporation is the indirect parent of our general partner and, as additional consideration for the above transactions, will make payments to us totaling $29 million. These payments will be made in quarterly installments of $2.25 million, starting on or before March 31, 2001, for the next three years and $2 million in the first quarter of 2004. From this additional consideration, we realized income of approximately $25.4 million.

         Following these sales, we will continue to own significant offshore interests and will continue to operate the High Island Offshore system, the East Breaks Gathering system, the Viosca Knoll Gathering system, the Allegheny Pipeline, and the Poseidon Oil Pipeline system.

         In addition, we entered into an agreement to acquire, for approximately $135 million, the South Texas fee-based natural gas liquids transportation and fractionation assets owned by El Paso Field Services, an affiliate of our general partner. This transaction is expected to close in March 2001 once we receive the necessary approvals, and we intend to fund this transaction by borrowing under our revolving credit facility.

         This Current Report on Form 8-K provides pro forma condensed combined financial statements to reflect the impact of the sales transactions discussed above on our December 31, 1999, and nine months ended September 30, 2000 financial statements.


Item 7. Financial Statements and Exhibits

     (b) Pro forma Financial Information

     Presented below are the unaudited pro forma financial statements reflecting ours and Deepwater's sales of assets, which includes the expected sale of UTOS. This information is included to give you a better understanding of what our historical results of operations and financial position may have looked like had these transactions occurred earlier. The pro forma income statements for the nine months ended September 30, 2000, and for the year ended December 31, 1999, assume these transactions occurred on January 1, 1999. The pro forma balance sheet assumes these sales occurred on September 30, 2000.

     The pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of what our operating results or financial position would have been had these transactions been consummated earlier, nor are they indicative of our future operating results or financial position. The pro forma financial statements do not give effect to the losses we incurred on our sale of the Gulf of Mexico assets or the income we recognized from the payments from El Paso since these are non-recurring items.


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
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000
                                 (IN THOUSANDS)


                                                                    PRO FORMA
                                                                    ADJUSTMENT
                                               EL PASO ENERGY      FOR THE SALE
                                                PARTNERS, L.P.    GULF OF MEXICO         PRO FORMA
                                                 HISTORICAL           ASSETS               TOTAL
                                               --------------     -------------        -------------
                 ASSETS
Total current assets..........................  $      27,221     $        (112)(a)    $      52,519
                                                                        108,233 (a)
                                                                         25,410 (b)
                                                                       (108,233)(c)

Property, plant, and equipment, net...........        612,712           (26,667)(a)          581,968
                                                                         (4,077)(e)

Equity investments............................        191,020           (92,691)(a)           86,631
                                                                        (11,698)(d)
Other noncurrent assets.......................         11,595                --               11,595
                                                -------------     -------------        -------------
      Total assets............................  $     842,548     $    (109,835)       $     732,713
                                                =============     =============        =============

    LIABILITIES AND PARTNERS' CAPITAL

Total current liabilities.....................  $      19,117     $           1 (a)    $      19,118

Revolving credit facility.....................        288,000          (108,233)(c)          179,767

Project financing.............................         21,000                --               21,000
Long-term debt................................        175,000                --              175,000
Other noncurrent liabilities..................         12,763              (375)(a)           12,388
                                                -------------     -------------        -------------
      Total liabilities.......................        515,880          (108,607)             407,273

Minority interest.............................         (2,115)              137 (a)           (1,978)

Partners' capital.............................        328,783           (11,000)(a)          327,418
                                                                         25,410 (b)
                                                                        (11,698)(d)
                                                                         (4,077)(e)
                                                -------------     -------------        -------------
      Total liabilities and partners' capital.  $     842,548     $    (109,835)       $     732,713
                                                =============     =============        =============



                            See accompanying notes.


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
            UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                                 (IN THOUSANDS)



                                                      GULF OF
                                 EL PASO ENERGY        MEXICO
                                 PARTNERS, L.P.        ASSETS        PRO FORMA     PRO FORMA
                                   HISTORICAL       HISTORICAL(f)   ADJUSTMENTS      TOTAL
                                 --------------     -------------   -----------    ---------

Operating revenues ..............   $75,404            $(2,198)       $    --      $ 73,206
                                    -------            -------        -------      --------
Operating expenses
  Costs of gas & other products      14,933                 --             --        14,933
  Operation and maintenance, net      7,208               (421)            --         6,787
  Depreciation, depletion,
    and amortization  ...........    20,418             (2,041)            --        18,377

                                    -------            -------        -------      --------
                                     42,559             (2,462)            --        40,097
                                    -------            -------        -------      --------

Operating income ................    32,845                264             --        33,109
                                    -------            -------        -------      --------

Equity in earnings ..............    16,287             (5,506)         1,666 (g)    12,447
Other ...........................     1,460                225             --         1,685
                                    -------            -------        -------      --------
                                     17,747             (5,281)         1,666        14,132
                                    -------            -------        -------      --------
Earnings before
 interest expense and taxes .....    50,592             (5,017)         1,666        47,241
                                    -------            -------        -------      --------

Interest expense ................    35,524             (1,804)        (7,549)(h)    26,171

Income tax expense (benefit) ....      (221)               221             --            --

Minority interest ...............       121                 (2)            --           119
                                    -------            -------        -------      --------
                                     35,424             (1,585)        (7,549)       26,290
                                    -------            -------        -------      --------

Net income ......................    15,168             (3,432)         9,215        20,951

Net income allocated
  to the general partner ........    10,968                 --             58 (i)    11,026

Net income allocated to
  Series B preference units .....     1,417                 --             --         1,417
                                    -------            -------        -------      --------

Net income allocated
  to the limited partners .......   $ 2,783             $(3,432)      $ 9,157      $  8,508
                                    =======             =======       =======      ========


Basic and diluted net income
  per unit ......................   $  0.10                                        $   0.30
                                    =======                                        ========
Weighted average number of
  units outstanding .............    28,429                                          28,429
                                    =======                                        ========

                                       See accompanying notes.



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
             UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                 (IN THOUSANDS)


                                      EL PASO ENERGY    GULF OF MEXICO
                                      PARTNERS, L.P.        ASSETS         PRO FORMA      PRO FORMA
                                        HISTORICAL       HISTORICAL(f)    ADJUSTMENTS       TOTAL
                                     ---------------   ---------------   --------------   ---------

Operating revenues...................    $63,659           $(4,421)         $    --        $ 59,238
                                         -------           -------          -------        --------


Operating expenses
  Operations and maintenance, net....     22,402            (1,307)              --          21,095
  Depreciation, depletion, and
    amortization.....................     30,630            (2,721)              --          27,909
                                         -------           -------          -------        --------
                                          53,032            (4,028)              --          49,004
                                         -------           -------          -------        --------

Operating income.....................     10,627              (393)              --          10,234
                                         -------           -------          -------        --------

Equity in earnings...................     32,814            (5,395)           2,221(g)       29,640
Other................................     10,461              (269)                          10,192
                                         -------           -------          -------        --------
                                          43,275            (5,664)           2,221          39,832
                                         -------           -------          -------        --------

Earning before interest
  expense and taxes..................     53,902            (6,057)           2,221          50,066
                                         -------           -------          -------        --------

Interest expense.....................     35,323            (2,407)         (10,066)(h)      22,850
Income tax expense (benefit).........       (435)              435               --              --
Minority interest                            197                 7               --             204
                                         -------           -------          -------        --------
                                          35,085            (1,965)         (10,066)         23,054
                                         -------           -------          -------        --------

Net income...........................     18,817            (4,092)          12,287          27,012

Net income allocated to
  the general partner................     12,129                --               82(i)       12,211
                                         -------           -------         --------        --------

Net income allocated to
  the limited partners...............    $ 6,688           $(4,092)        $ 12,205        $ 14,801
                                         =======           =======         ========        ========


Basic and diluted net income
  per unit...........................    $  0.26                                           $   0.57
                                         =======                                           ========

Weighted average number of units
  outstanding........................     25,928                                             25,928
                                         =======                                           ========

                            See accompanying notes.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         (a) This entry reflects the value of the Gulf of Mexico assets and liabilities sold and the associated cash proceeds received of $108.2 million and the recognized loss of $11.0 million.

         (b) This entry represents the present value of our payments totaling $29.0 million from El Paso Corporation discounted at 8.5% which approximates our borrowing rate at January 29, 2001.

         (c) This entry reflects the use of the cash proceeds from our asset sales to pay down our revolving credit facility.

         (d) This entry reflects our portion of the loss of $11.7 million from Deepwater's sale of Stingray, UTOS, and West Cameron.
                  The loss was determined by comparing our share of the proceeds of $27.2 million to our investment in Deepwater of $38.9 million associated with assets sold.

         (e) This entry primarily reflects the impairment of a pipeline as a result of the sale of the Manta Ray Offshore system.

         (f) This column reduces our historical results for the operations of the Gulf of Mexico assets sold.

         (g) This entry reflects the increase in equity earnings that results from Deepwater using its sales proceeds to pay down its revolving credit facility. The amount was calculated based on the interest rate on Deepwater's credit facility at September 30, 2000, which was approximately 8.15%.

         (h) This entry represents the reduction of interest expense due to using the $108.2 million proceeds from the sales of the Gulf of Mexico asset to pay down our revolving credit facility. The amount was calculated based on the interest rate on our credit facility at September 30, 2000, which was approximately 9.3%.

         (i) This entry represents the adjustment for income allocated to our General Partner as a result of our Gulf of Mexico asset sales.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EL PASO ENERGY PARTNERS, L.P.

                                       By:        /s/ D. MARK LELAND
                                          ------------------------------------
                                                      D. Mark Leland
                                          Senior Vice President and Controller
                                              (Principal Accounting Officer)


Date: February 12, 2001



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